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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 25, 2000
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                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)


                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)

    0-31986 (86-689)                                          None
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(Commission File Number)                       (IRS Employer Identification No.)



5190 Neil Road, Suite 310, Reno, Nevada, 89502
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(Address of principal executive officers)          (Zip Code)



Registrant's telephone number, including area code   (702) 827-4600
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                                       n/a
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          (Former name or former address, if changed since last report)

                            Exhibits begin on page 8

                               Page 1 of 63 Pages

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ITEM 5: OTHER EVENTS

The Board of Directors (the "Board") of the Registrant approved on February 25, 2000 the adoption of a shareholders' rights plan (the "Plan") as set forth in an agreement (the "Rights Agreement") dated as of February 25, 2000 between the Registrant and Montreal Trust Registrant of Canada (the "Rights Agent"). The Plan is to be effective immediately.

SUMMARY OF OPERATION OF THE PLAN

As described in more detail below, if a person (an "Acquiring Person") acquires 20% or more of the Voting Shares of the Registrant, other than by way of (i) a Permitted Bid, (ii) a Competing Bid, (iii) a transaction otherwise approved by the Board or (iv) through distributions by the Registrant, holders of Rights other than the Acquiring Person may acquire for Cdn$100, Common Shares of the Registrant having a market value of $200. In such a case, the Rights will cause substantial dilution to an Acquiring Person. This dilutive aspect of the Plan is intended to discourage a potential acquirer from undertaking "creeping acquisitions" or buying a large block of shares from a select group of shareholders through "private agreement transactions."

The adoption of the Plan will not affect the duties imposed upon the Board at law to act honestly and in good faith and in the best interests of the Registrant and to consider any Take-over Bid in respect of the Registrant on that basis. In addition, the Plan will not prevent a person from utilizing the proxy solicitation mechanism of the Registrant Act (British Columbia) to effect a change of the Board nor will it affect the right of holders of not less than 5% of the Voting Shares of the Registrant to requisition the Board to call a meeting of shareholders for the purposes stated in the requisition.

Issuance of the Rights will not alter in any way the financial condition of the Registrant and will not interfere with the day-to-day operations of the Registrant or its business plans nor will it change the way in which shareholders currently trade Common Shares.

DESCRIPTION OF THE PLAN

        Issuance of Rights

Effective at 5:00 p.m. on February 25, 2000, one Right was issued in respect of each outstanding Common share (each a "Voting Share") of the Registrant (the "Effective Time") and one Right will be issued in respect of each Voting Share of the Registrant issued thereafter, prior to the earlier of the Separation Time and the Expiration Time. If the Plan is approved by shareholders at the Registrant's annual meeting (the "Meeting") to be held on May 3, 2000, the Rights will expire at the termination of the Registrant's annual meeting in the year 2003 (the "Expiration Time"), unless earlier redeemed by the Registrant. If the Plan is not approved by the shareholders of the Registrant at the Meeting, the Plan will expire.

        Trading of Rights

Certificates for Voting Shares issued after the Effective Time will contain a notation incorporating the Rights Agreement by reference. Until the Separation Time, or earlier


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termination or expiration of the Rights, the Rights will be evidenced by and transferred with the associated Voting Shares and the surrender for transfer of any certificate representing Voting Shares will also constitute the surrender for transfer of the Rights associated with those Voting Shares. After the Separation Time, the Rights will become exercisable and begin to trade separately from the associated Voting Shares. As soon as practicable following the Separation Time, separate certificates evidencing rights ("Rights Certificates") will be mailed to the holders of record of Voting Shares as of the Separation Time and the Rights Certificates alone will evidence the Rights. The Rights will be listed in Canada on The Toronto Stock Exchange.

        Separation Time

Under the Plan the Separation Time means the close of business on the 10th Trading Day after the earliest to occur of:

(a) a public announcement that a person or a group of affiliated or associated persons (an "Acquiring Person") has acquired Beneficial Ownership of 20% or more of the outstanding voting shares of the Registrant ("Voting Shares"), other than as a result of (i) a reduction in the number of Voting Shares outstanding, (ii) a Permitted Bid, (iii) acquisitions of Voting Shares approved by the Board, or
(iv) other specified exempt acquisitions where shareholders participate on a pro rata basis;

(b) the date of commencement of, or the first public announcement of an intention of any person to commence, a Take-over Bid where the Voting Shares subject to the bid, together with the Voting Shares beneficially owned by that person (including affiliates, associates and joint actors) would constitute 20% or more of the outstanding Voting Shares; and

(c) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such,

or such later date as the Board may determine.

Under the Plan, a Take-over Bid means an offer to acquire Voting Shares where the Voting Shares subject to the offer together with the number of Voting Shares held by the person making the bid constitute in the aggregate 20% or more of the outstanding Voting Shares of the Registrant.

        Exercise of Rights

Rights will not be exercisable until the Separation Time. After the Separation Time and prior to the occurrence of a transaction which results in a person becoming an Acquiring Person (a "Flip-In Event"), each Right will entitle the registered holder thereof to purchase from the Registrant one Common share at a price of $100, subject to adjustment and certain anti-dilution provisions (the "Exercise Price"). If a Flip-In Event occurs, each Right will, unless the Flip-In Event is waived in accordance with the terms of the Plan, entitle the registered holder to receive, upon payment of the Exercise Price, Common Shares of the Registrant having an aggregate market price equal to twice the Exercise Price. In such event, however, any Rights beneficially owned by an Acquiring Person, (including affiliates, associates and joint actors), or the transferee of any such person, will be void. A Flip-In Event does not include acquisitions approved by the Board or acquisitions pursuant to a Permitted Bid or Competing Permitted Bid.


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Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Registrant, including the right to vote or receive dividends.

        Permitted Bids

The Plan employs a "Permitted Bid" concept whereby a Take-over Bid will not trigger the Separation Time if it meets certain conditions. A "Permitted Bid" is defined as an offer to acquire Voting Shares for cash or securities made by means of a Take-over Bid circular, where the Voting Shares subject to the offer, together with shares beneficially owned by the offeror at the date of the offer (including its affiliates, associates and joint actors), constitute 20% or more of the outstanding Voting Shares and that also complies with the following additional provisions:

        (a) the bid must be made to all the holders of Voting Shares wherever resident; and

        (b) the bid must contain the following irrevocable and unqualified conditions:

               (i) no Voting Shares will be taken up or paid for prior to the close of business on the 45th day following the date the circular is sent to shareholders and then only if more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been tendered to the bid and not withdrawn;

               (ii) Voting Shares may be deposited pursuant to the bid, unless it is withdrawn, at any time during the 45 day period described in Section (b)(i);

               (iii) Voting Shares deposited pursuant to the bid may be withdrawn until taken up or paid for; and

               (iv) if the deposit condition referred to in Section (b)(i) is satisfied, the offeror will extend the expiration date for the bid for at least 10 Business Days from the date on which the offer would otherwise expire.

"Independent Shareholders" are holders of Voting Shares other than (i) an Acquiring Person, (ii) any offeror making a Take-over Bid, (iii) any affiliate or associate of an Acquiring Person or offeror, (iv) joint actors with such persons, and (v) employee benefit plans or trusts for employees of the Registrant or its wholly-owned subsidiaries unless the beneficiaries of such plans or trusts direct the voting or tendering to a Take-over Bid for the Voting Shares.

        Competing Permitted Bids

A "Competing Permitted Bid" is a Take-over Bid made after a Permitted Bid has been made and prior to its expiry that satisfies all of the provisions of a Permitted Bid, except that it must remain open for acceptance until at least the later of 21 days and the expiry of the outstanding Permitted Bid. The reduction in the time for acceptance of a Competing Permitted Bid is to allow, as nearly as practicable, all bids to be dealt with by the shareholders of the Registrant within substantially the same time frame.


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        Beneficial Ownership

Under the definition of "Beneficial Ownership" in the Plan, a person is deemed to own securities owned by the person's affiliates and associates and by any person acting jointly or in concert with such person. A person is also deemed to own securities which such person has a right to acquire within 60 days of the exercise of conversion rights or purchase rights. The Plan contains certain exceptions which would permit investment managers and trust companies holding securities on behalf of clients, Crown agents, certain statutory bodies and pension plan administrators to hold more than 20% of the outstanding Voting Shares of the Registrant in the ordinary course of their business without becoming an Acquiring Person, provided they do not actually make a Take-over Bid for such shares. In addition, the Plan has an exemption from the deemed ownership of securities for those which are lodged under a Permitted Lock-up Agreement or in respect of securities which have been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid unless such deposited or tendered shares have been accepted unconditionally for payment or exchange or have been taken up or paid for.

A Permitted Lock-up Agreement is an agreement whereby a person agrees to deposit or tender Voting Shares held by the person to a Take-over Bid, but which permits the person to withdraw the Voting Shares from the agreement in certain circumstances in order to tender or deposit them to another Take-over Bid.

        Redemption of Rights and Waiver of a Flip-In Event

At any time prior to the occurrence of a Flip-In Event, the Board may authorize the redemption of all, but not less than all, of the then outstanding Rights at a redemption price of $0.00001 per Right, subject to adjustment. In addition, if an offeror acquires more than 50% of the Outstanding Voting Shares not already beneficially owned by the offeror, pursuant to a Permitted Bid, a Competing Permitted Bid or another exempt acquisition, the Board will be deemed to have elected to have the Registrant redeem the Rights at the redemption price.

Prior to the occurrence of a Flip-In Event, the Board may waive a Flip-In Event that occurs as a result of a circular Take-over Bid sent to all holders of Voting Shares. In that event, the Board will be deemed to have waived any other Flip-In Event occurring by reason of any other circular Take-over Bid.

The Board may also waive the application of the Plan to a Flip-In Event resulting from inadvertence where the Acquiring Person has reduced its beneficial ownership of Voting Shares to below 20%. Except as described above, the waiver of the application of the Plan to a particular Flip-In Event requires shareholder approval.

        Protection against Dilution

The Exercise Price, the number and nature of securities which may be purchased upon the exercise of Rights and the number of Rights outstanding, are subject to adjustment from time to time to prevent dilution in the event of stock dividends, subdivisions, consolidations, reclassifications or other changes in the outstanding Common Shares, pro rata distributions to holders of Common Shares and other circumstances where adjustments are required to appropriately protect the interests of the holders of Rights.


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        Supplements and Amendments

Assuming that the shareholders approve the Plan at the Meeting, the Registrant may thereafter, without the approval of the holders of Voting Shares or Rights, make any amendments to the Rights Agreement (i) specifically contemplated therein, or (ii) to correct clerical or typographical errors, or (iii) which may be required to maintain the validity and effectiveness of the Rights Agreement as a result of any change in any applicable laws or regulatory requirements. If these amendments occur before the Separation Time, they must be put before the shareholders for ratification at the next occurring meeting of shareholders and if the amendments occur after the Separation Time they must be put before the holders of Rights for ratification at a meeting to be called in accordance with the Articles of the Registrant and the Registrant Act (B.C.).

At any time before the Separation Time, the Registrant may, with the prior consent of the holders of Voting Shares, amend, vary or rescind any of the provisions of the Rights Agreement or the Rights whether or not such action would materially adversely affect the interests of the holders of Rights generally.

At any time after the Separation Time and before the Expiration Time, the Registrant may, with the prior consent of the holders of Rights, amend, vary or rescind any of the provisions of the Rights Agreement or the Rights whether or not such action would materially adversely affect the interests of the holders of Rights generally.





ITEM 7: EXHIBITS                                                            PAGE
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
        10.59  Shareholders' Rights Plan agreement made between the
               Registrant and Montreal Trust Company of Canada dated
               February 25, 2000.                                            8

        99.1   Press release dated February 28, 2000.                       55


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     GLAMIS GOLD LTD.
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                                     (Registrant)

March 3, 2000

                                       Signed "Charles A. Jeannes"
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                                       Charles A. Jeannes Senior Vice-President,
                                       Administration and General Counsel